 Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-237048

BRANDES SEPARATELY MANAGED ACCOUNT RESERVE TRUST

(the “Fund”)

A SERIES OF DATUM ONE SERIES TRUST

(the “Trust”)

Supplement dated October 5, 2026

to the Summary Prospectus, Prospectus and Statement of Additional Information

dated July 29, 2026

Change in Investment Adviser

Brandes Investment Partners, L.P. (“Brandes”) currently serves as investment adviser to the Fund. At a meeting held on September 30, 2026, Brandes recommended to the Board of Trustees of the Trust (the “Board”), a proposed change in the Fund’s investment adviser from Brandes to Breckinridge Capital Advisors, Inc. (“Breckinridge”). The recommendation was made following Brandes and Breckinridge’s agreement to transition Brandes’ fixed income business to Breckinridge. Certain of the Fund’s current portfolio managers will transition to roles at Breckinridge.

In anticipation of this transition, the Board of Trustees of the Trust (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940 at the September 30, 2026 meeting, considered and approved: (i) the termination of the advisory agreement between Brandes and the Trust, on behalf of the Fund, effective on the effective date of the new investment advisory agreement between the Trust and Breckinridge (the “New Agreement”) and (ii) the New Agreement, pursuant to which Breckinridge would become investment adviser to the Fund effective March 31, 2027 and contingent upon shareholder approval.

The proposed change is intended to support continuity in the Fund's investment management while enabling the transitioning personnel to draw on Breckinridge's fixed-income portfolio management, research, trading, performance and risk resources. Timothy M. Doyle, David Gilson and Charles Gramling are the Fund's existing portfolio managers and effective on or before March 31, 2027, Timonthy M. Doyle and Charles Gramling would be joined by Jeffrey Glenn, Breckinridge's Co-Chief Investment Officer (and formerly Fixed Income Associate Portfolio Manager/Analyst at Brandes), as co-portfolio managers of the Fund.

The Fund’s investment objective, principal investment strategies, management fee of 0% and operating expense ratio are not expected to change as a result of the New Agreement’s approval.

On December 8, 2026, a special meeting of Fund shareholders as of October 29, 2026 (the “Record Date”) will be held to consider and vote on the New Agreement. If approved by shareholders, the New Agreement will become effective on March 31, 2027. In early November a proxy statement will be sent to Fund shareholders as of the Record Date. The basis for the Board’s approval of the New Agreement will be included in the proxy statement. Please read the proxy statement when it is available because it contains important information about the shareholder meeting and the New Agreement.

Change in Fund Name

Additionally, in connection with the changes discussed above, effective on or about March 31, 2027, and contingent of shareholder approval of the New Agreement, the Fund is expected to be renamed “Breckinridge Separately Managed Account Reserve Trust.”

This Supplement and the Prospectus should be retained for future reference.